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                          TRAVELERS SERIES FUND INC.

                        Supplement dated April 24, 2003
                  to the Statement of Additional Information
                            dated February 28, 2003

   The following information replaces and supersedes, as applicable, certain information set forth in the section entitled "Determination of Net Asset Value" in the Fund's Statement of Additional Information:

   Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price.





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